EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-

OXLEY ACT OF 2002

In connection with the Quarterly Report of BP Prudhoe Bay Royalty Trust (the “Registrant”), on Form 10-Q for the quarter ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	I am an authorized officer of The Bank of New York Mellon Trust Company, N.A., the Trustee of the Registrant;

2.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

3.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of the dates and for the periods covered by the Report.

Date: August 9, 2024

By:	/s/ Elaina C. Rodgers
Elaina C. Rodgers
Vice President
The Bank of New York Mellon Trust Company, N.A.